UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Amerityre Corporation
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AMERITYRE CORPORATION
1501 Industrial Road
Boulder City, Nevada 89005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD WEDNESDAY, DECEMBER 4, 2013

TO THE STOCKHOLDERS OF AMERITYRE CORPORATION:

The Annual Meeting of the Stockholders (the “Annual Meeting”) of Amerityre Corporation (the “Company”) will be held in the Company’s manufacturing plant at 1501 Industrial Road, Boulder City, Nevada 89005, on Wednesday, December 4, 2013 at 10:00 am, Pacific Time, to:

1. Election of Board of Directors to serve until the 2014 Annual Meeting of Stockholders;

2. Ratify the selection of HJ & Associates, LLC as the Company’s independent auditor for the Company’s fiscal year ending June 30, 2014;

3. Approve an amendment to the Articles of Incorporation to increase the number of common shares authorized; and

4. Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing matters are described in more detail in the accompanying Proxy Statement.

ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON OCTOBER 7, 2013 (THE “RECORD DATE”), ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING.

MANAGEMENT ENCOURAGES ALL STOCKHOLDERS TO ATTEND THE ANNUAL MEETING IN PERSON.  ALL HOLDERS OF THE COMPANY’S COMMON STOCK (WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING) ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY ENCLOSED WITH THIS NOTICE.

HOLDERS OF MORE THAN 50 PERCENT OF THE COMPANY’S 39,741,620 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE ANNUAL MEETING TO CONSTITUTE A QUORUM FOR CONDUCTING BUSINESS.  THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE ELECTION OF DIRECTORS (PROPOSAL 1). THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTING POWER REPRESENTED BY SHARES AT THE ANNUAL MEETING IN PERSON OR BY PROXY AND ENTITLED TO VOTE ON THE PROPOSAL WILL BE REQUIRED FOR APPROVAL OF PROPOSAL 2 AND PROPOSAL 3, ASSUMING THAT A QUORUM IS PRESENT OR REPRESENTED AT THE ANNUAL MEETING.

THE ATTENDANCE AT AND/OR VOTE OF EACH STOCKHOLDER AT THE ANNUAL MEETING IS IMPORTANT AND EACH STOCKHOLDER IS ENCOURAGED TO ATTEND.

AMERITYRE CORPORATION
BY ORDER OF THE BOARD OF DIRECTORS

/s/Timothy L. Ryan

Timothy L. Ryan, Chief Executive Officer
Boulder City, Nevada
DATED:  October 25, 2013

SPECIAL REQUEST

REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE FILL IN, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY FORM IN THE SELF-ADDRESSED, STAMPED ENVELOPE PROVIDED.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

IMPORTANT

If your shares are held in the name of a brokerage firm, nominee, or other institution, you are considered the beneficial owner of shares held in street name.  As the beneficial owner, you have the right to direct your broker, nominee or other institution how to vote your shares.  However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you bring with you a legal proxy from the stockholder of record. Please promptly contact the person responsible for your account and give instructions for your shares to be voted.

The Company’s offices and plant are located 1501 Industrial Road, Boulder City, Nevada, 89005.

AMERITYRE CORPORATION
1501 Industrial Road
Boulder City, Nevada 89005

PROXY STATEMENT

This Proxy Statement is furnished to stockholders of Amerityre Corporation (the “Company”) in connection with the solicitation of proxies on behalf of the management of the Company, to be voted at the Annual Meeting of the Stockholders (the “Annual Meeting”) to be held in the Company’s manufacturing plant at 1501 Industrial Road, Boulder City, Nevada 89005, on Wednesday, December 4, 2013 at 10:00 am, Pacific Time.  The enclosed proxy form, when properly executed and returned in a timely manner, will be voted at the Annual Meeting in accordance with the directions set forth thereon.  If no instructions are indicated on the enclosed proxy form, at the Annual Meeting the proxy will be voted affirmatively to:

1. Election of Board of Directors to serve until the 2014 Annual Meeting of Stockholders;

2. Ratify the selection of HJ & Associates, LLC as the Company’s independent auditor for the fiscal year ending June 30, 2014;

3. Approve an amendment to the Articles of Incorporation to increase the number of common shares authorized; and

4. Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The enclosed proxy form, even though executed and returned to the Company, may be revoked by the stockholder at any time before it is voted, either by giving a written notice mailed or delivered to the secretary of the Company, by submitting a new proxy form bearing a later date, or by voting in person at the Annual Meeting.  If the proxy form is returned to the Company without specific direction, the proxy will be voted in accordance with the Board of Directors’ recommendations as set forth herein.

The entire expense of this proxy solicitation, estimated at $22,000, will be borne by the Company.  In addition to this solicitation, in order to ensure that a quorum is represented at the Annual Meeting, officers, directors, and regular employees of the Company, who will receive no extra compensation for such services, may solicit proxies by mail, telephone, or in person.

ONLY HOLDERS OF RECORD OF THE COMPANY’S 39,741,620 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AT OCTOBER 7, 2013 (THE “RECORD DATE”), ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. EACH STOCKHOLDER HAS THE RIGHT TO ONE VOTE FOR EACH SHARE OF THE COMPANY’S COMMON STOCK OWNED.  CUMULATIVE VOTING IS NOT PROVIDED FOR.

MANAGEMENT ENCOURAGES ALL STOCKHOLDERS TO ATTEND THE ANNUAL MEETING IN PERSON.  ALL HOLDERS OF THE COMPANY’S COMMON STOCK (WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING) ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY FORM ENCLOSED WITH THIS NOTICE.  HOLDERS OF MORE THAN 50 PERCENT OF THE COMPANY’S 39,741,620 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE ANNUAL MEETING TO CONSTITUTE A QUORUM FOR CONDUCTING BUSINESS.  THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE ELECTION OF DIRECTORS (PROPOSAL 1). THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTING POWER REPRESENTED BY SHARES AT THE ANNUAL MEETING IN PERSON OR BY PROXY AND ENTITLED TO VOTE ON THE PROPOSAL WILL BE REQUIRED FOR APPROVAL OF PROPOSAL 2 AND PROPOSAL 3, ASSUMING THAT A QUORUM IS PRESENT OR REPRESENTED AT THE ANNUAL MEETING.

THIS PROXY STATEMENT AND THE ACCOMPANYING PROXY ARE BEING MAILED ON OR ABOUT NOVEMBER 8, 2013, TO ALL STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING.

THE ATTENDANCE AT AND/OR VOTE OF EACH STOCKHOLDER AT THE ANNUAL MEETING IS IMPORTANT AND EACH STOCKHOLDER IS ENCOURAGED TO ATTEND.

PROPOSAL NO. 1
ELECTION OF BOARD OF DIRECTORS

The following table sets forth the name, age and year first elected of each director of the Company:

Name of Current Director	Age	Director Since
Timothy L. Ryan (1)	64	June 2010
L. Wayne Arnett	62	March 2011
John J. Goldberg	46	March 2011
Glenn D. Bougie	60	September 2013
Former Directors
Gary M. Tucker (2)	70	March 2010
Brian W. Hesje (3)	65	February 2012

(1) Timothy L. Ryan was appointed Chairman of the Board of Directors on December 4, 2012.
(2) Gary M. Tucker resigned from the board in January 2013 to devote more time to his family.
(3) Brian W. Hesje resigned the board in December 2012 to pursue other professional interests.

The following persons have been nominated for election as directors of the Company:

Timothy L. Ryan	John J. Goldberg

L. Wayne Arnett	Glenn D. Bougie

Certain biographical information with respect to the nominees for director is set forth below.  Each director, if elected by the stockholders, will serve until our 2014 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.  Vacancies on the Board of Directors during the year may be filled by the majority vote of the directors in office at the time of the vacancy without action by the stockholders.

Biographical Information on Nominees

Timothy L. Ryan incorporated Rhino Rubber LLC in September 2008. A manufacturing and distribution company, Rhino Rubber has brought a complete line of solid industrial tires and wheels to the US market serving the material handling industry.  Mr. Ryan served as President of Thule Trailers, Winslow, ME, an international manufacturer of aluminum and galvanized sport utility and cargo trailers targeting the US market, from June 2005 until July 2008.  He was recruited by Thule, a Swedish company, to implement a national sales and distribution strategy for enclosed aluminum trailers along with introducing an innovative Thule European-designed galvanized trailer program.  In that position he developed multi-location distribution and manufacturing capacity in the US market, as well as a multi-channel sales distribution initiative ranging from independent trailer dealers to national retailers such as ACE hardware, Balkamp/NAPA, Cabela’s, and U-Haul.  He was also responsible for implementing extensive restructuring and business alignment initiatives within the US to introduce new trailer concepts and solutions consistent with trends driven by the automotive industry. From June 1991 to Feb. 2005, Mr. Ryan worked for Trelleborg Wheel Systems Americas, Hartville, OH, as President.  Trelleborg is an international company dealing in ISO certified industrial tires serving the global material handling industry with proprietary products.  In that position, Mr. Ryan reported directly to the Business Unit President in Europe and was responsible for leading the Global Matrix Organization of 6 executives and 1800 employees in US, 8 executives and 700 employees in Sir Lanka, and 5 executive and 225 employees in Belgium. Prior to that position, from 1986 to 1991, Mr. Ryan served as General Manager of Industrial Tires Division (formally Teledyne Monarch Rubber) where he managed the industrial tire division of Teledyne Monarch Rubber with full P&L responsibility. Mr. Ryan worked in various product support, sales representative, and regional and national sales management positions from 1979 to 1986. Mr. Ryan completed three years of study in Business Administration at the University of Texas, Austin, TX (1969-1972), a Dale Carnegie Institute program (1981), and the Trelleborg Intercultural Management Program at Lund University, Lund, Sweden (1998).  Mr. Ryan served in the U.S. Air Force from 1967 through 1973.

L. Wayne Arnett is a financial executive with 30 years of experience in operations, finance, accounting, and computer technology. He has an in-depth knowledge of  GAAP accounting and SEC reporting; forecasting and budgeting; policy and procedure development; human resources; risk management; banking and capital financing; account management; facility and operations management; and information systems. Since October 2009, Mr. Arnett has operated his own consulting firm, Arnett & Company, providing a broad spectrum of business services and support to clients in various industries.  From March 1997 to October 2009, he served as Senior Vice President - Finance & Technology / Chief Financial Officer for 30sixty Advertising & Design, Inc., an advertising agency that provided services to the major film studios. From December 1994 to March 1997, Mr. Arnett was Vice President and Chief Financial Officer for Hyperion Entertainment, a TV and feature-film production company.  Prior to December 1994, Mr. Arnett held various Chief Financial Officer and Controller positions with The Valencia Consulting Group, PSI (a Kohlberg & Co. investment), Waste Management and Marshall Industries.  From January 1981 to July 1987, he served in the Audit Division at Arthur Andersen & Co., Los Angeles and specialized in manufacturing clients. Mr. Arnett earned a B.S. in Business Administration (Accounting) from California State University, Northridge in 1981.  Mr. Arnett was accredited by the California State Board of Accountancy as a Certified Public Accountant, and is a veteran of the U.S. Army Corps of Engineers.

John J. Goldberg has worked in institutional investing since 1997. He is currently a Managing Partner of Goldberg Advisers, LLC, an advisor to a natural resource focused limited partnership, a position he has held since July 2004. Prior to Goldberg Advisers, Mr. Goldberg worked from October 2000 through June 2004 as a Portfolio Manager at Hahn Capital Management, a San Francisco based, mid-cap value, institutional and private client money manager. Mr. Goldberg worked as an Equity Research Analyst for Wells Capital Management from September 1997 through September 2000. Prior to his career in money management and equity research, Mr. Goldberg worked as a banker for Wells Fargo & Company from 1991 to 1997. Mr. Goldberg received the Chartered Financial Analyst designation in 2000. He has completed course work in finance and accounting at the University of California at Berkeley and training programs at Wells Fargo Bank. Mr. Goldberg received a BA in Philosophy from Lehigh University in 1989.

Glenn D. Bougie is a Certified Public Accountant with over 35 years of experience in finance, accounting and auditing. Mr. Bougie joined the public accounting firm of McGladrey & Pullen in 1977 after graduating from the University of Minnesota with a Bachelor of Science degree in accounting, and retired from the firm in 2011. As an Audit Partner with McGladrey & Pullen, Mr. Bougie managed the audits of both privately-owned and publicly-traded companies, actively practicing before the SEC. Through these experiences, Mr. Bougie gained a deep financial experience in the areas of auditing and financial reporting, Generally Accepted Accounting Principles, SEC reporting, and corporate governance. Supplemental to his role as Partner at McGladrey & Pullen, Mr. Bougie was a member of the Board of Directors of the Las Vegas Chapter of the Construction Financial Management Association from 1995 to 2011, and served as its Treasurer from 1997 to 2011. Mr. Bougie was a member of the Board of Directors of the Las Vegas Council Boy Scouts of America from 2000 to 2011, serving on the Investment Committee and serving as the Audit Committee Chair. Mr. Bougie served on the National Advisory Board of the Southern Utah University School of Business beginning in 1999, and served as the Board Chair from 2004 to 2011. Currently Mr. Bougie is a member of the Board of Directors and the Treasurer of the Mike Tyson Cares Foundation since 2012. Mr. Bougie is also currently a member of the Nevada State Board of Accountancy since 2007, serving as Secretary/Treasurer in 2008 and as President from 2009 to 2010.

Board Leadership Structure

The Board has appointed the Chief Executive Officer to the position of Chairman of the Board. The Board believes that combining the roles of Chairman and Chief Executive Officer enhances alignment between the Board and management in strategic planning and execution as well as operational matters. Timothy L. Ryan currently serves as Chairman of the Board and as the Chief Executive. The Board does not currently have a lead independent director, but one of the four board members is considered independent and the audit and compensation committees are chaired by the independent director.

The Board’s Role in Risk Oversight

The Board oversees the Company’s risk profile and management’s processes for assessing and managing risk. At least annually, the full Board reviews strategic risks and opportunities facing the Company. Certain other important categories of risk are assigned to the committees below (which are compromised solely of independent directors) that report back to the full Board. In general, the committees oversee the following risks:

- The Audit Committee oversees risks related to financial controls, capital structure of the enterprise (including borrowing, liquidity, allocation of capital, major capital transactions and expenditures), legal, regulatory and compliance risks, and the overall risk management governance structure and risk management function.

- The Compensation Committee oversees the Company’s compensation programs to ensure they do not incentivize excessive risk-taking.

During fiscal year ended June 30, 2013, the full Board received reports on the most important strategic issues and risks facing the Company. In addition, the Board routinely receives reports from management regarding enterprise risk assessments and risk management practices.

The Board believes that its leadership structure supports the risk oversight function. Specifically, the Board believes that Timothy L. Ryan, with his in-depth knowledge and understanding of the Company’s business and the industry, is better able to bring key strategic and business issues and risks to the Board’s attention than would a non-executive Chairman of the Board. Additionally, as indicated above, certain important categories of risk are assigned to committees, consisting of fully independent directors that receive, review and evaluate management reports on risk, thereby preserving the benefit of independent risk oversight along with full Board responsibility and review.

Communications with the Board of Directors

Stockholders can communicate directly with any of the Company’s directors, including its non-management directors, by sending a written communication to a director c/o Amerityre Corporation, 1501 Industrial Road, Boulder City, Nevada 89005. In addition, any party who has concerns about the accounting, internal controls or auditing matters, or potential violations of our Code of Conduct may send communications per the instructions on the Company’s web site. Such communications may be confidential or anonymous.

Audit Committee

Our Audit Committee includes Glenn D. Bougie, Chairman, who joined the Board of Directors on September 18, 2013, and John J. Goldberg. Mr. Bougie is deemed to be independent as that term is defined by the Securities and Exchange Commission (SEC).  Mr. Goldberg is not deemed independent as that term is defined by the SEC, because of his involvement as Regional Sales Manager for the Company. However, Mr. Goldberg does not participate in preparation of the Company’s financial statements. Our Board of Directors has determined that Mr. Bougie is an "audit committee financial expert" as defined under SEC regulations.  The tasks and responsibilities of the Audit Committee include (i) the review and discussion of the audited financial statements with management, (ii) discussing with the independent auditors the matters required to be discussed by the Statement of Auditing Standards No. 114, as may be modified or supplemented, (iii) receiving from auditors disclosure regarding the auditors' Independence Standards Board Standard No. 1, as may be modified or supplemented, and (iv) approving the engagement of the auditors.  In April 2011, the Board of Directors voted to adopt a new Audit Committee charter that was recommended by the Audit Committee members. The new charter was adopted to clarify and update the responsibilities of the Audit Committee. A copy of the new charter is available on the Company’s web site or upon written request from company management. Members of the Audit Committee met four times during the fiscal year ended June 30, 2013.

Compensation Committee

Our Compensation Committee includes Glenn D. Bougie, Chairman, who joined the Board of Directors on September 18, 2013, and John J. Goldberg. Mr. Bougie is deemed to be independent as that term is defined by the Securities and Exchange Commission (SEC). Mr. Goldberg is not deemed independent as that term is defined by the SEC, because of his involvement as Regional Sales Manager for the Company. The Compensation Committee is convened as necessary but at least once annually to review executive compensation and make recommendations regarding compensation to the full Board of Directors.  The Compensation Committee was convened one time during the fiscal year ended June 30, 2013. The Compensation Committee charter is posted on our web site at www.amerityre.com.

Nominating Committee

Our Nominating Committee is represented by L. Wayne Arnett. Mr. Arnett is not deemed independent as that term is defined by the Securities and Exchange Commission, because of his involvement as Chief Financial Officer for the Company. The Nominating Committee is convened as necessary, but at least once annually to consider and recommend potential nominees for directorships to the full Board of Directors.  The Nominating Committee was convened one time during the fiscal year ended June 30, 2013.  The Nominating Committee charter is posted on our web site at www.amerityre.com.  Pursuant to the charter, the Nominating Committee will consider candidates for directorships proposed by any stockholder although there is no formal procedure for making such proposals.

Meetings of our Board of Directors

Our Board of Directors held seven meetings during the fiscal year ended June 30, 2013 (including five meetings conducted by telephone conferencing).  No director attended less than 75 percent of all board and applicable committee meetings during the year. Directors and nominees for director are expected to attend the Company’s Annual Meeting of Stockholders.

Directors’ Compensation

On July 6, 2011, the Board of Directors cancelled the “2004 Non-Employee Directors’ Stock Incentive Plan” and approved the “Directors’ 2011 Stock Option and Award Plan” (the “2011 Plan”). The Board of Directors also authorized a total of 3,300,000 shares for the 2011 Plan. Under the terms of the 2011 Plan, each director was granted options to purchase 300,000 shares at that day’s closing price of $0.17 per share. These options will vest over three years as follows, 100,000 on June 30, 2012; 100,000 June 30, 2013; and 100,000 on June 30, 2014. These options expire two years after vesting. The Board member who serves as the Audit Committee Chairperson during the fiscal year will also receive an additional 50,000 options per year under the same terms and conditions. Directors who fulfill special assignments at the direction of the Board of Directors may be compensated for service on such assignments at a per diem rate of up to $1,000 per day. Directors who perform additional services may also receive bonus share awards at the discretion of the Board of Directors.

On August 1, 2012, the Board of Directors approved the issuance of 250,000 shares of restricted common stock to director, Timothy L. Ryan; 200,000 shares of restricted common stock to director, L. Wayne Arnett; 150,000 shares of restricted common stock to director, John J. Goldberg; 100,000 shares of restricted common stock to director, Gary Tucker and 50,000 shares of restricted common stock to director, Brian Hesje, for additional services provided during the six months ended June 30, 2012. The total estimated value of the 750,000 shares issued was $150,000 based on the closing market price on the issuance date of $.20 per share.

On March 5, 2013, the Board of Directors approved the issuance of 250,000 shares of restricted common stock to director John J. Goldberg for additional services provided during the six months ended December 31, 2012. The total estimated value of the 250,000 shares issued was $27,500 based on the closing market price on the issuance date of $0.11 per share.

Vote Required

The affirmative vote of a plurality of the votes cast, in person or by proxy, at the Annual Meeting will be required for the election of Directors.  The Board of Directors recommends a vote “FOR” all the nominees.  It is intended that in the absence of contrary specifications, proxies will be voted for the election of the nominees named above.  However, under new SEC regulations, broker non-votes will not be counted in the election of Directors. In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors.  The Board of Directors has no reason to believe that any nominee will be unavailable.

PROPOSAL NO. 2
RATIFY THE SELECTION OF HJ & ASSOCIATES, LLC AS
THE COMPANY’S INDEPENDENT AUDITOR

The Board of Directors has selected HJ & Associates, LLC as the Company’s independent auditor for the fiscal year ending June 30, 2014.  To the knowledge of the Company, at no time has HJ & Associates, LLC had any direct or indirect financial interest in or any connection with the Company other than as independent public accountants.  It is anticipated that a representative of HJ & Associates, LLC will be present at the Annual Meeting and will be provided the opportunity to make a statement, if he desires to do so, and will be available to respond to appropriate questions.

(1) Audit Fees.  The aggregate fees billed us for each of the last two fiscal years for professional services rendered by our principal accountant for the audit of our annual financial statements and review of our quarterly financial statements is $71,500 and $76,100 respectively.
(2) Audit-Related Fees.  None.
(3) Tax Fees. $1,480 and $1,145.
(4) All Other Fees. None.

The Audit Committee approved all of the above services prior to the commencement of work.

Vote Required

Ratification of the Company’s independent auditor requires the approval of a majority of the voting power represented by shares at the Annual Meeting in person or by proxy and entitled to vote, assuming that a quorum is present or represented at the Annual Meeting.  The Board of Directors recommends a vote “FOR” the ratification of the selection of HJ & Associates, LLC as the Company’s independent auditor for the fiscal year ending June 30, 2014. It is intended that in the absence of contrary specifications, proxies will be voted for the selection of HJ & Associates, LLC.

PROPOSAL NO. 3
APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION
TO INCREASE THE NUMBER OF COMMON SHARES AUTHORIZED
FROM 55,000,000 SHARES TO 75,000,000 SHARES

The Company currently is authorized to issue up to 55,000,000 shares of its $.001 par value common stock. As of the September 30, 2013, there are 39,741,620 shares of common stock issued and outstanding.

The Board of Directors believes that it might be necessary to raise an additional $2,000,000 to $3,000,000 of equity capital in order to meet its current obligations and grow revenues to a level at which the Company is profitable and self-sustaining.  As shares of Amerityre are currently trading at between $0.10 and $0.12 per share, an issuance of 20,000,000 to 30,000,000 common shares would be necessary to raise between $2,000,000 and $3,000,000.  However, there are currently approximately only 10,501,000 shares available for issuance.

Immediate funding would enable the Company to increase revenues and enhance manufacturing capabilities. Specifically, additional capital would be used:

•	To fund working capital to purchase chemicals, wheels and other inputs, and fund accounts receivable;
•	Hire addition sales people;
•	Fund marketing initiatives
•	Purchase chemical laboratory equipment, without which the Company is at a competitive disadvantage;
•	Hire a chemist; and
•	Purchase certain equipment to reduce waste and recycle scrap.

It is the Board’s determination that there is insufficient authorized common stock remaining to raise the necessary capital for the above mentioned initiatives.  Furthermore, the Company’s ability to issue preferred shares is limited by common shares available for preferred shares to convert into.

The Board of Directors unanimously recommends increasing the authorized shares of common stock from 55,000,000 shares to 75,000,000 shares.  This action is being recommended to allow the Company the ability to provide additional available equity to permit the Company to meet its current obligations and fund revenue to a level at which Amerityre is profitable and self-sustaining.

During fiscal 2013, management devoted considerable time and effort trying to obtain bank financing.  A discussion of these efforts can be found in Note 5 of the Company’s June 30, 2013 Form 10-K. These efforts are ongoing, but to date have been unsuccessful.  Even if these efforts prove successful, they might not result in a financing large enough to fund revenue growth to a level at which the Company is profitable and self-sustaining. Therefore, the Board believes it is not only prudent, but crucial, to have additional equity capital available to fund the company.

Reasons to Approve the Increase in Authorized Shares

Gross revenues decreased in fiscal 2013 relative to 2012 due primarily to the loss of one large customer. Although this customer returned in the final month of fiscal 2013, Amerityre’s fiscal 2013 cash flow was negatively impacted by the absence and the company currently has severely limited capital. Amerityre will require external financing in order to meet its current obligations and to achieve the growth projected for fiscal 2014.

Amerityre has not been able to increase our product sales as much as management believes is possible due in primarily to funding constraints. Over the past several years, we have cut expenses wherever possible and increased our manufacturing efficiencies. We have generated funding through the sale of convertible unsecured notes, preferred stock and unsecured notes. To preserve operating capital, we have also issued shares for services in lieu of cash, including shares issued as compensation to employees and consultants and advisors necessary to continue operations.

Our total indebtedness at June 30, 2013 was $1,269,879, which consisted of current and long-term liabilities. Current liabilities include accounts payable, convertible notes, accrued liabilities and the current portion of long-term debt. At June 30, 2013, we had current assets of $1,135,529 consisting of cash of $108,747 and, receivables, inventory, prepaid expenses and deferred costs of $1,026,782. We had total property, plant and equipment (net of accumulated depreciation) of $674,956 at June 30, 2013.

Based on our operational costs and including the capital requirements for working capital required to fund raw material purchases, finished goods inventory and receivables, management estimates the Company will need a total of approximately $2,500,000 to fulfill current obligations and meet the immediate demand for our products. Without the immediate additional funding, we believed the opportunity to increase sales revenues by fulfilling existing orders will be lost. The investors in an equity offering would provide risk capital funding to allow us to timely meet the sales demand, increase our customer base and secure future revenues.

The issuance of the additional shares will cause some dilution to current shareholders, but we anticipate that the opportunity to increase product sales should offset the effects of any temporary dilution.

Effects of the Increase in Authorized Shares

As of September 30, 2013, we had 55,000,000 shares of authorized common stock, par value $0.001 per share, of which 39,741,620 shares of common stock were issued and outstanding. We have reserved approximately 1,604,000 shares pursuant to options granted and outstanding. We have an additional approximately 1,945,000 shares reserved for issuance under our existing stock option and award plans. We also have approximately 780,000 shares reserved for issuance pursuant to warrants outstanding. In addition, we have approximately 286,000 shares reserved for issuance pursuant to an outstanding convertible note.  Following approval of the requested increase in common shares, we will have a total of approximately 44,499,000 shares issued and outstanding including shares reserved for issuance pursuant to options or warrants granted, or shares reserved for issuance under our existing stock option and award plans. We will have approximately 30,501,000 shares authorized and available for issuance.

Currently we do not have any arrangements or understandings for the remaining portion of the authorized but unissued shares. However, management is currently speaking with financial institutions about obtaining the capital, via equity financing, necessary to grow revenues to a level at which the Company is profitable and self-sustaining.  It is the opinion of both Amerityre management and the aforementioned financial institutions that the approximately 10,501,000 currently authorized but unissued shares are insufficient, given AMTY shares’ current trading price.

If approved, the additional authorized but unissued and unreserved shares of our common stock could be issued by the board without further shareholder approval. It is our present intention to issue additional shares (1) fund revenue growth and (2) enhance our manufacturing capabilities.  With respect to funding revenue growth, the capital would be used for the increase the working required to supply new customers that order in volumes well above those which Amerityre’s current customers order, (b) hire salesperson to cover areas of the United States in which the Company currently has no sales coverage and (c) fund certain marketing initiative such as advertising, trade shows and marketing collateral. With respect to enhancing manufacturing, the capital would be used to lower our cost of goods sold by (a) purchasing chemical laboratory equipment, (b) hiring a chemist and (c) purchasing equipment that reduces waste and recycles scrap.

Exchange Act Matters

Our common stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. Any increase in authorized capital, if implemented, will not affect the registration of our common stock under the Exchange Act or our reporting or other requirements. Our common stock is currently quoted, and following any increase will continue to be quoted, on the OTCBB. We do not expect that our common stock will be traded under a new symbol, nor do we expect that the CUSIP number for our common stock will change. Any increase in authorized common stock will be reflected on new certificates issued by the Company and in electronic entry systems but will not otherwise affect outstanding shares.

Accounting Matters

The increase in authorized shares will not affect total shareholders’ equity on our balance sheet.

Tax Consequences

To our best knowledge, any increase in our authorized shares will have no tax consequences for our shareholders.

Effect of Not Obtaining the Required Vote for Approval

If the increase in authorized shares is not approved, our ability to continue operations might be severely limited. We might be unable to meet our obligations, or raise additional funds to meet future obligations. Our ability to raise additional funds will be severely constrained, and, without funding, we may not have sufficient remaining equity to retain officers, directors and employees, or engage necessary consultants.

Procedure for Effecting the Increase in Authorized Shares

The increase will become effective as of the date of filing the amendment to the Articles of Incorporation with the State of Nevada, with such date being referred to as the “effective time.” The form of the Certificate of Amendment to our Articles of Incorporation is included below:

FORM OF PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1. Name of corporation:

Amerityre Corporation

2. The articles have been amended as follows: (provide article numbers, if available)

Article III:   The Corporation shall have the authority to issue a total of 80,000,000 shares, consisting of 5,000,000 shares of preferred stock having a par value of $0.001 per share (hereinafter referred to a “Preferred Stock”) and 75,000,000 shares of common stock, par value $0.001 per share (hereinafter referred to as “Common Stock”).

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: _______________ (_____%)

4. Effective date of filing: (optional)

5. Signature: (required)

/s/_________________
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

NO NEW CERTIFICATES WILL BE ISSUED TO ANY SHAREHOLDER AS A RESULT OF THE INCREASE AND SHAREHOLDERS SHOULD NOT SUBMIT EXISTING CERTIFICATES FOR RE-ISSUANCE.

Vote Required

Approval of the increase in authorized shares of the Company’s common stock  requires the approval of a majority of the voting power represented by shares at the Annual Meeting in person or by proxy and entitled to vote, assuming that a quorum is present or represented at the Annual Meeting.  The Board of Directors recommends a vote “FOR” the increase from 55,000,000 authorized shares of common stock to 75,000,000 authorized shares of common stock. It is intended that in the absence of contrary specifications, proxies will be voted for the increase. Broker non-votes and abstentions will not be counted in the vote for the increase.

EXECUTIVE OFFICERS

The following sets forth certain information regarding our officers as of September 30, 2013 and for the fiscal year ended June 30, 2013:

Name of Officer	Age	Position	Officer Since
Timothy L. Ryan (1)	64	Chief Executive Officer	May 2011
L. Wayne Arnett	62	Executive Vice President – Chief Financial Officer	July 2012
(1) Timothy L. Ryan was appointed the Chief Executive Officer effective May 2, 2011.

Timothy L. Ryan incorporated Rhino Rubber LLC in September 2008. A manufacturing and distribution company, Rhino Rubber has brought a complete line of solid industrial tires and wheels to the US market serving the material handling industry. Mr. Ryan served as President of Thule Trailers, Winslow, ME, an international manufacturer of aluminum and galvanized sport utility and cargo trailers targeting the US market, from June 2005 until July 2008.  He was recruited by Thule, a Swedish company, to implement a national sales and distribution strategy for enclosed aluminum trailers along with introducing an innovative Thule European-designed galvanized trailer program.  In that position he developed multi-location distribution and manufacturing capacity in the US market, as well as a multi-channel sales distribution initiative ranging from independent trailer dealers to national retailers such as ACE hardware, Balkamp/NAPA, Cabela’s, and U-Haul.  He was also responsible for implementing extensive restructuring and business alignment initiatives within the US to introduce new trailer concepts and solutions consistent with trends driven by the automotive industry. From June 1991 to Feb. 2005, Mr. Ryan worked for Trelleborg Wheel Systems Americas, Hartville, OH, as President.  Trelleborg is an international company dealing in ISO certified industrial tires serving the global material handling industry with proprietary products.  In that position, Mr. Ryan reported directly to the Business Unit President in Europe and was responsible for leading the Global Matrix Organization of 6 executives and 1800 employees in US, 8 executives and 700 employees in Sir Lanka, and 5 executive and 225 employees in Belgium. Prior to that position, from 1986 to 1991, Mr. Ryan served as General Manager of Industrial Tires Division (formally Teledyne Monarch Rubber) where he managed the industrial tire division of Teledyne Monarch Rubber with full P&L responsibility. Mr. Ryan worked in various product support, sales representative, and regional and national sales management positions from 1979 to 1986. Mr. Ryan completed three years of study in Business Administration at the University of Texas, Austin, TX (1969-1972), a Dale Carnegie Institute program (1981), and the Trelleborg Intercultural Management Program at Lund University, Lund, Sweden (1998).  Mr. Ryan served in the U.S. Air Force from 1967 through 1973.

L .Wayne Arnett is a financial executive with 30 years of experience in operations, finance, accounting, and computer technology. He has an in-depth knowledge of  GAAP accounting and SEC reporting; forecasting and budgeting; policy and procedure development; human resources; risk management; banking and capital financing; account management; facility and operations management; and information systems. Since October 2009, Mr. Arnett has operated his own consulting firm, Arnett & Company, providing a broad spectrum of business services and support to clients in various industries.  From March 1997 to October 2009, he served as Senior Vice President - Finance & Technology / Chief Financial Officer for 30sixty Advertising & Design, Inc., an advertising agency that provided services to the major film studios. From December 1994 to March 1997, Mr. Arnett was Vice President and Chief Financial Officer for Hyperion Entertainment, a TV and feature-film production company.  Prior to December 1994, Mr. Arnett held various Chief Financial Officer and Controller positions with The Valencia Consulting Group, PSI (a Kohlberg & Co. investment), Waste Management and Marshall Industries.  From January 1981 to July 1987, he served in the Audit Division at Arthur Andersen & Co., Los Angeles and specialized in manufacturing clients. Mr. Arnett earned a B.S. in Business Administration (Accounting) from California State University, Northridge in 1981.  Mr. Arnett was accredited by the California State Board of Accountancy as a Certified Public Accountant, and is a veteran of the U.S. Army Corps of Engineers.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the duties, responsibilities and role of our Compensation Committee as well as the material elements of compensation for the our executive officers identified in the Summary Compensation Table set forth below (the “Named Executive Officers”).  Over the past year, the Compensation Committee has reviewed our compensation practices and the components of executive compensation.  The information below provides the description of compensation policies applicable to executive officers and other highly compensated individuals under employment and/or consulting arrangements.

Objectives of Our Compensation Program

The primary objective of our compensation program, including our executive compensation program, is to maintain a compensation program that will fairly compensate our executives and employees, attract and retain qualified executives and employees, who are able to contribute to our long-term success, encourage performance consistent with clearly defined corporate goals and align our executives’ long-term interests with those of our stockholders. To that end, our compensation practices are intended to:

1.	Tie total compensation to the Company’s performance and individual performance in achieving financial and non-financial objectives;
2.	Align senior management’s interests with stockholders’ interests through long-term equity incentive compensation.

Role of the Compensation Committee

The Compensation Committee determines the compensation of our Chief Executive Officer and, in consultation with the Chief Executive Officer, our other executive officers. In addition, the Compensation Committee is responsible for adopting, reviewing and administering our compensation policies and programs, including the cash bonus incentive plan and equity incentive plans, which are discussed in more detail below. Our Compensation Committee adheres to a compensation philosophy that (i) seeks to attract and retain qualified executives who will add to the long-term success of the Company, (ii) promotes the achievement of operational and strategic objectives, and (iii) compensates executives commensurate with each executive’s level of performance, level of responsibility and overall contribution to the success of the Company.

In determining the compensation of our Chief Executive Officer and our other executive officers, the Compensation Committee considers the financial condition and operational performance of the Company during the prior year. In determining the compensation for executive officers other than the Chief Executive Officer, the Compensation Committee considers the recommendations of the Chief Executive Officer and comparable market rates.

 The Compensation Committee reviews the compensation practices of other companies, based in part on market survey data and other statistical data relating to executive compensation obtained through industry publications and other sources. The Compensation Committee does not seek to benchmark the Company’s compensation program directly with other publicly traded companies or other companies with which we may compete for potential executives since some of these competitors are privately held research and development companies for which executive compensation information is not available.

Components of Executive Compensation for Fiscal 2012 and Fiscal 2013

As of June 30, 2011, all previous executive employment agreements had expired and all employees are employed on an at-will basis.

The elements of the Company’s current compensation program are base salary and long-term equity incentives. Our compensation program is designed to provide our executives with incentives to achieve our short-term and long-term performance goals and to pay competitive base salaries. Each Named Executive Officer’s current and prior compensation is considered in setting future compensation.

Each of the elements of our executive compensation program is discussed in the following paragraphs.

 Base Salaries

Base salaries are based on a number of factors, including the executive’s experience level and scope of responsibility, performance level, estimate of future potential and overall contribution. The value of base salary also reflects the employee’s long-term performance, skill set and the market value of that skill set. Base salaries for our Named Executive Officers and other highly compensated individuals are reviewed on an annual basis and adjustments made to reflect performance-based factors, as well as competitive conditions. The Company does not apply specific formulas in setting base salaries.

Annual Cash Performance Bonuses

Prior to June 30, 2011, employment agreements with certain of Amerityre’s executive officers included an incentive component which enabled them to be eligible to earn an annual cash bonus based upon meeting certain performance metrics applicable to the Company’s performance in general and the executive’s performance in particular. Annual cash performance bonuses are currently not a component of the executive compensation program.

 Long Term Equity Incentives

Long term incentive awards are a key element of the Company’s total compensation package for individuals in significant positions of responsibility. Such awards may be made under the 2005 Stock Option and Award Plan (the “2005 Plan”) to senior management and select employees who are key to the Company’s achievement of its long-term goals. The purpose of the 2005 Plan is to promote the long term growth and profitability of Amerityre by (i) providing certain officers and employees with incentives to maximize stockholder value, and (ii) enabling Amerityre to attract, retain and reward the best available persons for positions of responsibility. The 2005 Plan provides for a variety of long-term awards including incentive or non-qualified stock options, restricted stock, and performance awards.

The 2005 Plan is administered by our Compensation Committee.  Awards granted under the 2005 Plan may be incentive stock options, or ISOs, as defined in the Internal Revenue Code of 1986, as amended, or the Code, appreciation rights, options which do not qualify as ISOs, or stock bonus awards which are awarded to our employees, including officers, who, in the opinion of the Board of Directors or the Compensation Committee, have contributed, or are expected to contribute, materially to our success.

All of our employees and officers are eligible to participate under the 2005 Plan.  A maximum of 3,000,000 shares are available for grant under the 2005 Plan. Under the 2005 Plan, the Board and the Compensation Committee have broad authority to award equity-based compensation arrangements to any eligible employee, director, consultant, or advisor of Amerityre.

Perquisites and Other Benefits

The Company does not provide significant perquisites or personal benefits to executive officers, other than the partial payment of health insurance premiums.

Employment Agreements

As of June 30, 2013, L. Wayne Arnett, is the only officer under an employment agreement, which is on an at-will basis. The determination by the Board of Directors to operate without an employment agreement for other key personnel is intended to be a temporary measure to insure the flexibility to control expenses while assessing the Company’s organizational structure. The Compensation Committee and the Board of Directors have considered the risks involved with having no written and binding employment agreements. Balancing the risks of losing key employees with the considerations of financial flexibility is an ongoing process. At this time, we have determined that the flexibility of operating without employment agreements is in the Company’s best interest.

For fiscal 2013, monthly compensation of $7,000 for Timothy L. Ryan, the Company’s Chief Executive Officer, was recommended by the Compensation Committee and approved by the Board of Directors. This compensation arrangement is expected to remain in place at the discretion of the Board of Directors. Mr. Ryan did not receive any stock or stock option awards for his service as Chief Executive Officer during the year.

For the fiscal year ended June 30, 2013, L. Wayne Arnett received an annual salary of $96,000 for his service as Chief Financial Officer. Mr. Arnett did not receive any stock or stock option awards for his service as Chief Financial Officer during the year.

Employee Benefits

The Company offers employee health insurance benefits coverage to provide our workforce with a reasonable level of financial support in the event of illness or injury. Health insurance benefits are available to all full time employees, including executive officers of the Company. The executive officers of the Company, including the Named Executive Officers, are eligible on the same basis as all other employees, but do not participate in these plans. The cost of employee benefits is borne 20 percent by each employee and 80 percent by the Company.

Accounting Matters

In the first quarter of fiscal 2006, the Company adopted the provisions of Accounting Standards Codification 718, Compensation – Stock Compensation (ASC 718), formerly SFAS 123(R), which requires the fair value of options to be recorded as compensation cost in the financial statements. The adoption of ASC 718 has resulted in $73,721 and $92,910 in additional compensation costs to be recognized in fiscal 2013 and 2012, respectively.

Stock Option and Stock Bonus Awards

On March 5, 2013, the Board of Directors approved the issuance of 25,000 shares of restricted common stock to an employee as a performance bonus.  The total estimated value of the 25,000 shares issued was $2,750 based on the closing market price on the issuance date of $0.11 per share.

Stock Ownership Requirements

The Board of Directors has historically encouraged its members and members of senior management to acquire and maintain stock in the Company to link the interests of such persons to the stockholders. However, neither the Board of Directors nor the Compensation Committee has established stock ownership guidelines for members of the Board of Directors or the executive officers of the Company.

Compensation Committee Report On Executive Compensation

The Compensation Committee, comprised of independent and non-independent directors, reviewed and discussed the above Compensation Discussion and Analysis (“CD&A”) with the Company’s management. Based on such review and discussions, the Compensation Committee recommended to the Company’s Board of Directors that the CD&A be included in this Proxy Statement on Schedule 14A relating to the upcoming annual meeting and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended June 30, 2012.

/s/Glenn D. Bougie	/s/John J. Goldberg
Glenn D. Bougie	John J. Goldberg

The following Summary Compensation Table sets forth the aggregate compensation paid or accrued by the Company to the executive officers, (the “Named Executive Officers”) as of June 30, 2013 and 2012.

Summary Compensation Table

Current Officers Name & Principal Position	Year	Salary (In $) (1)	Bonus (In $)	Stock (In $)	Option Awards (In $) (2)	Non-Equity Incentive Plan Compensation (In $)	Nonqualified Deferred Compensation Earnings (In $)	All Other Compensation (In $)	Total (In $)
T. Ryan CEO (3)	2013 2012	84,000 84,000	- -	- 97,000	22,617 22,617	- -	- -	- -	106,617 203,617
W. Arnett CFO (4)	2013 2012	96,000 -	- -	- -	- -	- -	- -	- -	96,000 -

(1) Actual cash amount paid based on bi-weekly payroll or monthly stipend for the period July 1, 2012 through June 30, 2013 and July 1, 2011 through June 30, 2012, respectively.
(2) Based on the aggregate grant date fair value computed in accordance with ASC 718.
(3) Mr. Ryan was appointed Chief Executive Officer on May 2, 2011.
(4) Mr. Arnett was appointed Chief Financial Officer on July 1, 2012.

Grants of Plan Based Awards

No plan based stock awards were issued to the Named Executive Officers during the year ended June 30, 2013.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding equity awards of the Named Executive Officers as of June 30, 2013.

	Option Awards					Stock Awards
Name	No. of Securities Underlying Unexercised Options (#) Exercisable	No. of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	No. of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
T. Ryan	200,000 200,000	- -	- -	0.17 0.17	6/30/15 6/30/14	- -	- -	- -	- -

Option Exercises and Stock Vested
 Pension Benefits and Nonqualified Deferred Compensation

The Company does not provide pension benefits or provide any other qualified retirement plans or non-nonqualified deferred compensation plans for its employees or directors.

DIRECTOR COMPENSATION

The following table sets forth the aggregate compensation paid or accrued by the Company to the Directors for the fiscal year ended June 30, 2013.

Name	Fees Earned or Paid in Cash (1) (In $)	Stock Awards (1) (In $)	Option Awards (In $)	Non-Equity Incentive Plan Compensation (In $)	Non- Qualified Deferred Compensation Earnings (In $)	All Other Compensation (In $)	Total (In $)
T. Ryan (2)	-	-	-	-	-	-	-
J. Goldberg (3)	-	27,500	11,309	-	-	-	38,809
W. Arnett (4)	-	-	11,309	-	-	-	11,309
G. Tucker (5)	-	-	-	-	-	-	-
B. Hesje (5)	-	-	-	-	-	-	-

(1)   Directors who fulfill special assignments at either the direction of the Executive Committee or pursuant to an agreement with the Board of Directors may be compensated for service on such assignments at a per diem rate of up to $1,000 per day, or may receive bonus share awards for additional services at the discretion of the Board of Directors.

(2) Mr. Ryan was appointed Chief Executive Officer on May 2, 2011 and does not receive any additional compensation for his board service.
(3) Mr. Goldberg was appointed to the board in March 2011. He was granted stock and option awards for additional service at the request of the Board as well as for general board service.
(4)   Mr. Arnett was appointed to the board in March 2011. He was granted stock option awards for general board service and cash compensation for additional services performed at the request of the board.

(5)   Mr. Tucker and Mr. Hesje resigned from the board prior to fiscal year end.  As a result, under the provisions of the stock option and award plan, no stock or option awards were granted for their service during the year.

All directors are reimbursed for all travel related expenses incurred in connection with their activities as directors.

Effective September 23, 2010, the directors agreed to suspend the in-person meeting fees for a period of six months in order to cut the Company’s expenses, particularly in connection with the Annual Shareholders’ Meeting. The in-person meeting fees had not been reinstated as of this filing.

Non-Employee Directors' Stock Incentive Plan

On July 6, 2011, the Board of Directors cancelled the “2004 Non-Employee Directors’ Stock Incentive Plan” and approved the “Directors’ 2011 Stock Option and Award Plan” (the “2011 Plan”). The 2011 Plan was established to attract, motivate and retain qualified non-employee directors. The Board of Directors authorized a total of 3,300,000 shares for the 2011 Plan. Under the terms of the 2011 Plan, each director was granted options to purchase 300,000 shares at that day’s closing price of $0.17 per share. These options will vest over three years as follows, 100,000 on June 30, 2012; 100,000 June 30, 2013; and 100,000 on June 30, 2014. These options expire two years after vesting. The Board member who serves as the Audit Committee Chairperson during the fiscal year will also receive an addition 50,000 options per year under the same terms and conditions.

In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or any other change in our corporate structure affecting common stock, or a sale by us of all or a substantial part of its assets, or any distribution to stockholders other than a cash dividend, our Board of Directors will make appropriate adjustment in the number and kind of shares authorized by the Plan, and any adjustments to outstanding awards as it deems appropriate.  However, no fractional shares of common stock will be issued pursuant to any such adjustment, and the fair market value of any fractional shares resulting from adjustments will be paid in cash to the awardee.

All options and restricted stock granted to an awardee shall automatically terminate and be null and void as of the date an eligible Director's service on the Board of Directors terminates if the directorship is terminated as a result of any act of (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation, or conversion of assets or opportunities of our company.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS,
AND DIRECTOR INDEPENDENCE

For fiscal 2013, Timothy L. Ryan, the Company’s CEO and Chairman of the Board of Directors, under board approval receives $7,000 per month as compensation for his service as President and CEO, with possible additional equity compensation to be determined by the Compensation Committee and the Board of Directors. In August 2012, Director L. Wayne Arnett stepped down as the Audit Committee Chairman in order to fill the vacate position of Chief Financial Officer. As Chief Financial Officer, Mr. Arnett receives an annual compensation of $96,000 per year. During fiscal 2013, John J. Goldberg was appointed as a Regional Sales Manager for the Company. As a Regional Sales Manager, Mr. Goldberg receives a base compensation of $2,000 per month plus a sales commission on the sales from assigned customer accounts.

As of this filing, neither Mr. Ryan, Mr. Arnett nor Mr. Goldberg may be deemed independent as that term is defined by the Securities and Exchange Commission, because of their involvement as officers or employees of the Company.

Amerityre’s Chairman of the Board and Chief Executive Officer, Timothy L. Ryan, is also the principal owner of Rhino Rubber LLC, a manufacturing and distribution company for solid industrial tires and wheels.  During fiscal 2013 and fiscal 2012, Rhino Rubber LLC purchased a total of $6,210 and $24,141, respectively, in tire products from Ameritye.  As of June 30, 2013 and 2012, the accounts receivable balances for Rhino Rubber LLC were $30,018 and $22,981, respectively.

The remaining director, Glenn D. Bougie, is deemed to be independent under the definition of independence per NASDAQ Rule 5605(a)(2), which standard for independence has been adopted by the Company.  In addition, Mr. Bougie meets the additional requirements for audit committee members under NASDAQ Rule 5605(c), including meeting the criteria for independence set forth in Rule 10A-3(b)(1) under the Act (subject to the exemptions provided in Rule 10A-3(c) under the Act), not having participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years, and being able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Common stock

The following tables set forth as of September 30, 2013, the name and address and the number of shares of our Common Stock held of record or beneficially by each person who held of record, or was known by us to own beneficially, more than 5 percent of our issued and outstanding common stock, and the name and shareholdings of each director and of all officers and directors as a group. The information on share numbers and percentage ownership listed assumes: a) the exercise of options by the beneficial owner (all included options are currently exercisable); and b) a corresponding increase in the number of shares issued and outstanding. Beneficial ownership is determined in accordance with the rules of the SEC.  In determining the number of shares beneficially owned by a person, options or warrants to purchase common stock held by that person that are currently exercisable, or become exercisable within 60 days following, are deemed outstanding; however, such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.  We believe that all of the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

Security Ownership of Certain Beneficial Owners
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Henry D. Moyle, Director(3) P.O. Box 790038, Virgin, UT 84779	1,994,717	5.02%

Security Ownership of Management of the Company
Name and Position of Director/Officer	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Timothy L. Ryan, Chairman of the Board	947,412	2.38%
L. Wayne Arnett, Director	715,431	1.80%
John J. Goldberg, Director	1,607,478	4.04%
Glenn D. Bougie, Director	-	-
Total beneficial ownership of all officers and directors as a group ( persons)	3,270,321	8.23%

(1) All shares owned directly are owned beneficially and of record and such stockholder has sole voting, investment, and dispositive power, unless otherwise noted. Also includes director shares earned but not issued as of this filing.
(2) Assumes exercise of options and/or warrants and corresponding increase in the number of shares issued and outstanding.
(3) Includes 78,124 shares all owned beneficially and of record by Mr. Moyle’s spouse and/or child, all of which Mr. Moyle may be deemed to have beneficial ownership.

Equity Compensation Plan Information

The following table sets forth information as of the end of June 30, 2012 with respect to compensation plans under which our equity securities are authorized for issuance.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Restricted Stock Units and Performance Units A	Weighted-Average Exercise Price of Outstanding Options, Restricted Stock Units and Performance Units B	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans C
Equity compensation plans approved by security holders	2,001,344	$0.20	998,656
Equity compensation plans not approved by security holders	2,354,000	$0.17	946,000
Total	4,355,344		1,944,656

FINANCIAL AND OTHER INFORMATION

The Company’s most recent audited financial statements and other information are contained in the Company’s annual report on Form 10-K for the period ending June 30, 2013. Such reports once filed, are available to stockholders on the Company’s web site at http://www.amerityre.com, upon written request addressed to the Company at the Company’s executive offices or on the Securities and Exchange Commission’s EDGAR website at http://www.sec.gov.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors (the "Committee") assists the Board of Directors in fulfilling its oversight responsibilities with respect to the external reporting process and the adequacy of our internal controls. Specific responsibilities of the Committee are set forth in the Audit Committee Charter, which is available on our website.

The members of the Committee are Glenn D. Bougie and John J. Goldberg. Mr. Bougie meets the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

The members of the Committee reviewed and discussed with our management and HJ & Associates, LLC the audited financial statements contained in our annual report on Form 10-K for the fiscal year ended June 30, 2013 and also discussed with HJ & Associates, LLC the matters required to be discussed by Statement on Auditing Standards No. 114 (Communications with Audit Committees), as amended. The members of the Committee received from HJ & Associates, LLC the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence.

Based on their review of our audited financial statements, and on their discussion with our management and with HJ & Associates, LLC, the members of the Committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended June 30, 2013.

AUDIT COMMITTEE

/s/ Glenn D. Bougie	/s/ John J. Goldberg
Glenn D. Bougie	John J. Goldberg
October 25, 2013	October 25, 2013

STOCKHOLDER PROPOSALS

No proposals have been submitted by stockholders of the Company for consideration at the Annual Meeting.  It is anticipated that the next annual meeting of stockholders will be held during December 2014.  Stockholders who, in accordance with Rule 14a-8 of the Exchange Act wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s Annual Meeting Proxy Statement must submit their proposals so that they are received at our principal executive offices no later than the close of business on June 30, 2014, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the articles of incorporation and bylaws of the Company.  As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Stockholder proposals and director nominations for our 2014 Annual Meeting not intended for inclusion in the proxy materials for the meeting must be delivered to our principal executive offices no earlier than July 15, 2014 and no later than August 19, 2014 to be considered timely.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our Directors, executive officers and 10 percent stockholders, which we refer to as reporting persons, to file with the SEC initial reports of ownership and changes in ownership of our common stock.  Reporting persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.  To our knowledge, based solely on our review of the copies of such reports received or written representations from certain reporting persons that no other reports were required, we believe that during our fiscal year ended June 30, 2013 all reporting persons timely filed all such reports.

CODE OF ETHICS

We have adopted a Code of Business Conduct that applies to all our directors, officers and employees.  A copy of the code of ethics will be provided free of charge upon written request to our Secretary at the address shown on the cover page of this proxy statement and is accessible, free of charge at our website, www.amerityre.com.  If we grant waivers from or make amendments to this code of ethics that are required to be disclosed pursuant to the Exchange Act or applicable listing requirements, we will make those disclosures on our website within four business days following the date of such waiver or amendment.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

In accordance with notices that we sent to certain stockholders, we are sending only one copy of our annual report and proxy statement to stockholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

If you received a householded mailing this year and you would like to have additional copies of our annual report and/or proxy statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request by mail to Amerityre Corporation, 1501 Industrial Road, Boulder City, Nevada 89005. We will promptly send additional copies of the annual report and/or proxy statement upon receipt of such request. You may also contact us if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future.

Unfortunately, householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing Amerityre stock at two different brokerage firms, your household will receive two copies of our annual meeting materials—one from each brokerage firm.

OTHER MATTERS

Management does not know of any business other than referred to in the Notice which may be considered at the meeting.  If any other matters should properly come before the Annual Meeting, such matters will be properly addressed and resolved and those in attendance will vote on such matters in accordance with their best judgment.

AMERITYRE CORPORATION
BY ORDER OF THE BOARD OF DIRECTORS

/s/Timothy L. Ryan
Timothy L. Ryan, Chief Executive Officer
Boulder City, Nevada
October 25, 2013

YOUR VOTE IS IMPORTANT.  PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD.
RETURN IT PROMPTLY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.

[PROXY CARD]
PROXY
AMERITYRE CORPORATION
Annual Meeting of Stockholders
December 4, 2013
(This Proxy is Being Solicited by the Board of Directors)

The undersigned hereby appoints Timothy Ryan, proxy, with full power of substitution, to vote the voting shares of Amerityre Corporation (the “Company”), which the undersigned is entitled to vote at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held in the Company’s manufacturing plant at 1501 Industrial Road, Boulder City Nevada 89005, on Wednesday, December 4, 2013, or any adjournment(s) thereof, such proxies being directed to vote as specified below.  If no instructions are specified, such proxy will be voted “FOR” each proposal.  If any other business is presented at the Annual Meeting, this proxy will be voted in accordance with the determination of a majority of the Board of Directors.

To vote in accordance with the Board of Directors’ recommendations, sign below.  The “FOR” boxes may, but need not, be checked.  To vote against any of the recommendations, check the appropriate box(es) marked “AGAINST” below.  To withhold authority for the proxies to vote for any of the recommendations, check the appropriate box(es) marked “WITHHOLD AUTHORITY” below.

The Board of Directors recommends votes “FOR” the following proposals, each of which has been proposed by the Board of Directors:

1. Elect each of the following nominees as directors to serve until the 2014 Annual Meeting of Stockholders. To vote against any individual nominee, strike a line through such nominee’s name. To withhold your vote for any individual nominee, strike a line through such nominee’s name and circle the name.

Timothy L. Ryan	L. Wayne Arnett	John J. Goldberg	Glenn D. Bougie

FOR ☐                                AGAINST ☐                                    WITHHOLD AUTHORITY ☐

2. Ratify the appointment of HJ & Associates, LLC as independent public accountants.

FOR ☐                                AGAINST ☐                                    WITHHOLD AUTHORITY ☐

3. Approve an amendment to the Articles of Incorporation increasing the number of common shares authorized; and

FOR ☐                                AGAINST ☐                                    WITHHOLD AUTHORITY ☐

PLEASE PRINT YOUR NAME AND SIGN EXACTLY AS YOUR NAME APPEARS IN THE RECORDS OF THE COMPANY.   WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.  WHEN SIGNING AS AN EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.  IF THE SIGNER IS A COMPANY, PLEASE PROVIDE THE FULL NAME OF THE COMPANY AND A SIGNATURE FROM A DULY AUTHORIZED OFFICER, GIVING THE OFFICER’S FULL TITLE AS SUCH.  IF YOUR SHARES ARE HELD AT A BROKERAGE HOUSE, PLEASE INDICATE IN THE SPACE PROVIDED THE NAME OF THE BROKERAGE HOUSE AND THE NUMBER OF SHARES HELD.

Name of Brokerage	Number of Shares
House [If Applicable]	Beneficially Held
_________________________________	_______________________________

Date:
___________________________________	_______________________________
Signature	Signature (if held jointly)

PLEASE MARK, SIGN, DATE, AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE.